UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (date of earliest event reported): March 29, 2007
COUNTRYWIDE FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-8422 (Commission File Number)	13-2641992 (IRS Employer Identification No.)

4500 Park Granada, Calabasas, CA (Address of principal executive offices)	91302 (Zip Code)
Registrant’s telephone number, including area code: (818) 225-3000
N/A
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
     ☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(b) On March 29, 2007, Countrywide Financial Corporation (the “Company”) received notification from Michael E. Dougherty indicating that he does not plan to stand for re-election to the Company’s Board of Directors (the “Board”). Mr. Dougherty further indicated that he would serve the remainder of his term as a Director until the Company’s 2007 Annual Meeting of Stockholders. On March 29, 2007, Kathleen Brown resigned as a member of the Board effective immediately. Copies of the notification letters are attached hereto as Exhibits 99.1 and 99.2, respectively.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits.
99.1	Letter of Michael E. Dougherty regarding Board of Director service

99.2	Letter of Kathleen Brown regarding Board of Director service

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COUNTRYWIDE FINANCIAL CORPORATION
Dated: April 2, 2007	/s/ Susan E. Bow
	Name:	Susan E. Bow
	Title:	Senior Managing Director, General Counsel, Corporate and Securities and Corporate Secretary

EXHIBIT INDEX

Exhibit
No.

99.1	Letter of Michael E. Dougherty regarding Board of Director service

99.2	Letter of Kathleen Brown regarding Board of Director service

4